Capital Group Core Balanced ETF Prospectus August 23, 2023

Ticker:	CGBL
Exchange:	NYSE Arca, Inc.

Table of contents

Investment objective	1
Fees and expenses of the fund	1
Principal investment strategies	2
Principal risks	3
Investment results	10
Management	10
Purchase and sale of fund shares	11
Tax information	11
Payments to broker-dealers and other financial intermediaries	11
Investment objective, strategies and risks	12
Information regarding the underlying funds	23
Management and organization	25
Shareholder information	29
Distributions and taxes	33
Distribution	34
Other compensation to dealers	34

The U.S. Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Investment objective The fund’s investment objective is to provide a balanced approach to total return (including income and capital gains) that is consistent with the preservation of capital over the long-term.

Fees and expenses of the fund This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder fees (fees paid directly from your investment)
None

Annual fund operating expenses[1] (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.33%
Other expenses[2]	0.00
Acquired (underlying) fund fees and expenses[3]	none
Total annual fund operating expenses	0.33

1 The fund’s Investment Advisory and Service Agreement provides that the investment adviser will pay all operating expenses of the fund, except for the management fees, interest expenses, taxes, acquired fund fees and expenses attributable to an investment in an acquired fund that is not managed or advised by the fund's investment adviser or its affiliates, costs of holding shareholder meetings, legal fees and expenses relating to arbitration or litigation, payments under the fund’s 12b-1 plan (if any) and other non-routine or extraordinary expenses. Additionally, the fund will be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund’s securities lending program, if any.

2 Based on estimated amounts for the current fiscal year.

3 Under the terms of the Investment Advisory and Service Agreement between the fund and the investment adviser, acquired fund fees and expenses attributable to an investment in an acquired fund that is managed or advised by the fund’s investment adviser or its affiliates are paid by the investment adviser.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. No fees are charged by the fund upon the sale of fund shares, so you would incur these hypothetical costs whether or not you were to sell your shares at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years
$34	$106

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. Because the fund has not commenced investment operations as of the date of this prospectus, information regarding the fund‘s portfolio turnover rate is not shown.

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Principal investment strategies In seeking to pursue its investment objective, the fund varies its mix of direct or indirect exposure to equity securities, debt securities and money market instruments (debt securities maturing in one year or less) and cash. Under normal market conditions, the fund’s investment adviser will maintain the following investment mix: 50%-75% in equity securities, at least 25% in debt securities, and the remainder of the fund’s assets (if any) in money market instruments and cash.

The fund seeks to invest in equity securities that offer the opportunity for growth and/or provide income. The fund may invest up to 15% of its assets in equity securities of issuers domiciled outside the United States. In addition, the fund will achieve its allocation to debt securities through investing in one or more fixed income exchange-traded funds (ETFs) managed and advised by the fund’s investment adviser. The proportion of equities, debt and money market instruments and cash held by the fund, as well as the selection of the underlying fixed-income ETF(s), varies with market conditions and the investment adviser’s assessment of their relative attractiveness as investment opportunities. The underlying fixed-income ETFs may invest in a broad range of debt securities, including corporate bonds and mortgage-and other asset-backed securities issued by corporations as well as U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government. In addition, the underlying funds may have significant exposure to bonds rated BB+ or below and Ba1 or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or unrated but determined by the fund’s investment adviser to be of equivalent quality. Securities rated BB+ or below and Ba1 or below are sometimes referred to as “junk bonds.” The fund’s investment in an underlying fund is not limited to a particular maturity or duration criteria.

The fund is nondiversified, which means it may invest a greater portion of its assets in fewer issuers than would otherwise be the case.

The investment adviser uses a system of multiple portfolio managers in managing assets. Under this approach, a portfolio is divided into segments managed by individual managers.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

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Principal risks This section describes the principal risks associated with investing in the fund and its underlying fund(s). You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

The following are principal risks associated with investing in the fund.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Events (including public health emergencies, such as the spread of infectious disease), bank failures and other circumstances in one country or region could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

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Investing in debt instruments — Through its investments in one or more proprietary ETFs, the fund will have indirect exposure to debt securities. The prices of, and the income generated by, bonds and other debt securities held by the underlying fund(s) may be affected by factors such as the interest rates, maturities and credit quality of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers of callable debt securities which may be prepaid at any time, such as mortgage- or other asset-backed securities, are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general change in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund and/or an underlying fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the underlying fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of the underlying fund’s securities could cause the value of the underlying fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities.

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Investing outside the United States — Securities of issuers domiciled outside the United States or with significant operations or revenues outside the United States, and securities tied economically to countries outside the United States may lose value because of adverse political, social, economic or market developments in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio.

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Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile or difficult to determine, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or to try to limit losses, or may be forced to sell at a loss. Depending on market conditions, reduced liquidity of fund holdings may also cause the fund’s shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the fund’s NAV.

Market trading — The fund shares are listed for trading on an exchange and are bought and sold on the secondary market at market prices. The market prices of fund shares are expected to fluctuate, in some cases materially, in response to changes in the fund’s net asset value (“NAV”), the intraday value of the fund’s holdings, and supply and demand for the fund shares. The existence of significant market volatility, disruptions to creations and redemptions, or potential lack of an active trading market for fund shares and/or for the holdings of the fund (including through a trading halt), among other factors, may result in the shares trading significantly above (at a premium) or below (at a discount) to NAV and bid-ask spreads may widen. A bid-ask spread is the “spread” or difference between what investors are willing to pay for fund shares (the “bid” price) and the price at which they are willing to sell fund shares (the “ask” price). If you buy fund shares when their market price is at a premium or sell the fund shares when their market price is at a discount, you may pay more than, or receive less than, NAV, respectively. Similarly, market volatility, disruptions to creations or redemptions, or a potential lack of an active trading market for the underlying funds’ shares may result in the fund’s shares trading significantly above (at a premium) or below (at a discount) to NAV and bid-ask spreads may widen.

Foreign securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares are listed. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the fund’s exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the fund’s exchange and the corresponding premium or discount to the fund’s NAV may widen.

Authorized Participant concentration — Only Authorized Participants may engage in creation or redemption transactions directly with the fund, and none of them is obligated to do so. The fund has a limited number of institutions that may act as Authorized Participants. If Authorized Participants exit the business or are unable to or elect not to engage in creation or redemption transactions, and no other Authorized Participant engages in such function, fund shares may trade at a premium or discount to NAV and/or at wider intraday bid-ask spreads and possibly face trading halts or delisting.

Nondiversification — As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. As a result, poor performance by a single issuer could adversely affect fund performance more than if the fund were invested in a larger number of issuers. The

Capital Group Core Balanced ETF / Prospectus     6

fund’s share price can be expected to fluctuate more than might be the case if the fund were more broadly diversified.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Asset allocation — The fund’s percentage allocation to equity securities, debt securities and money market instruments and cash could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Fund structure — The fund invests in one or more proprietary underlying funds to achieve its allocation to debt securities, and incurs expenses related to the underlying fund(s). In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended (the "1940 Act"), the investment adviser generally considers only proprietary funds when selecting underlying investment options and allocations. This means that the fund’s investment adviser does not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund. This strategy could raise certain conflicts of interest when determining the overall asset allocation of the fund or choosing underlying investments for the fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of the fund.

Underlying fund risks — Because the fund’s allocation to debt securities consists of one or more underlying funds, the fund’s risks are directly related to the risks of the underlying fund(s). For this reason, it is important to understand the risks associated with investing in the underlying fund(s), as described below.

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Each of the risks described above, other than those relating to “Investing in growth-oriented stocks,” “Investing in income-oriented stocks,” “Asset allocation,” “Fund structure” and “Underlying fund risks,” is also a principal risk associated with investing in one or more of the underlying fund(s). The following are certain additional principal risks associated with investing in the underlying fund(s).

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to other and different risks. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and the fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government. U.S. government securities are subject to market risk, interest rate risk and credit risk.

Interest rate risk — The values and liquidity of the securities held by the fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. The fund may invest in variable and floating rate securities. When the fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income

Capital Group Core Balanced ETF / Prospectus     8

received from such securities and the net asset value of the fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, the fund may not be able to maintain a positive yield and, in relatively low interest rate environments, there are heightened risks associated with rising interest rates.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

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Investment results Because the fund has been in operation for less than one full calendar year, information regarding investment results is not available as of the date of this prospectus.

Management

Investment adviser Capital Research and Management Company
Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Fund title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Alan N. Berro Senior Vice President	Less than 1 year (since the fund’s inception (2023))	Partner – Capital World Investors
Emme Kozloff Senior Vice President	Less than 1 year (since the fund’s inception (2023))	Partner – Capital World Investors
Jin Lee Senior Vice President	Less than 1 year (since the fund’s inception (2023))	Partner – Capital World Investors
John R. Queen Co-President	Less than 1 year (since the fund’s inception (2023))	Partner – Capital Fixed Income Investors
Justin Toner Co-President	Less than 1 year (since the fund’s inception (2023))	Partner – Capital World Investors

Capital Group Core Balanced ETF / Prospectus     10

Purchase and sale of fund shares The fund is an exchange-traded fund (“ETF”). Individual shares of the fund may only be bought and sold in the secondary market through a broker-dealer at market price. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase fund shares (bid) and the lowest price a seller is willing to accept for fund shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). When available, recent information regarding the fund’s NAV, market price, premiums and discounts, and bid-ask spread will be available at capitalgroup.com/etf.

Tax information Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-favored.

Payments to broker-dealers and other financial intermediaries If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

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Investment objective, strategies and risks The fund seeks to provide a balanced approach to total return (including income and capital gains) that is consistent with the preservation of capital over the long-term. While it has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ prior written notice to shareholders. In seeking to pursue its investment objective, the fund varies its mix of direct or indirect exposure to equity securities, debt securities and money market instruments (debt securities maturing in one year or less) and cash. Under normal market conditions, the fund’s investment adviser will maintain the following investment mix: 50%-75% in equity securities (including common stocks and other equity-type securities such as preferred stocks, convertible preferred stocks and convertible bonds), at least 25% in debt securities, and the remainder of the fund’s assets (if any) in money market instruments and cash.

The fund seeks to invest in equity securities that offer the opportunity for growth and/or provide income. The fund may invest up to 15% of its assets in equity securities of issuers domiciled outside the United States. The fund’s investments are not limited to any particular capitalization size. In addition, the fund will achieve its allocation to debt securities through investing in one or more fixed income ETFs managed and advised by the fund’s investment adviser (“underlying funds”). The proportion of equities, debt and money market instruments and cash held directly or indirectly by the fund, as well as the selection of the underlying funds, vary with market conditions and the investment adviser’s assessment of their relative attractiveness as investment opportunities.

The fund is nondiversified, which means it may invest a greater portion of its assets in fewer issuers than would otherwise be the case. Investors in the fund should have a long- term perspective and be able to tolerate potentially sharp declines in value.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

In addition to the principal investment strategies described above, the fund has other investment practices as described below and in the statement of additional information.

With respect to its fixed income investments, the underlying funds in which the fund invests may hold debt securities with a wide range of maturities and duration. The fund may invest in underlying funds with significant exposure to bonds rated BB+ or below and Ba1 or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or unrated but determined by the fund’s investment adviser to be of equivalent quality. Securities rated BB+ or below and Ba1 or below are sometimes referred to as “junk bonds.”

The underlying funds may hold securities issued and guaranteed by the U.S. government, securities issued by federal agencies and instrumentalities and securities backed by mortgages or other assets, as well as debt securities of governments, agencies, corporations and other entities domiciled outside the United States.

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The underlying funds may also invest in certain derivative instruments. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or a market index.

The underlying funds may invest in futures contracts and interest rate swaps in order to seek to manage the fund’s sensitivity to interest rates. A futures contract is a standardized exchange-traded agreement to buy or sell a specific quantity of an underlying asset, rate or index at an agreed-upon price at a stipulated future date. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in one or more interest rates, one of which is typically fixed and the other of which is typically a floating rate based on a designated short-term interest rate, such as the Secured Overnight Financing Rate, prime rate or other benchmark.

The fund and an underlying fund may also hold cash or cash equivalents, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund and an underlying fund invested in such holdings varies and depends on various factors, including market conditions. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. For temporary defensive purposes, the fund may invest without limitation in such instruments. A larger percentage of such holdings could reduce the magnitude of the fund’s gain in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of the fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet the fund‘s obligations.

The fund and an underlying fund’s daily cash balance may be invested in one or more money market or similar funds managed by the investment adviser or its affiliates (“Central Funds”). Shares of Central Funds are not offered to the public and are only purchased by the fund’s investment adviser and its affiliates and other funds, investment vehicles and accounts managed by the fund’s investment adviser and its affiliates. Central Funds do not charge management fees. As a result, the fund does not bear additional management fees when investing in Central Funds, but the fund does bear its proportionate share of Central Fund expenses. The investment results of the portions of the fund’s assets invested in the Central Funds will be based upon the investment results of the Central Funds.

The fund and an underlying fund may also lend portfolio securities to brokers, dealers and other institutions that provide cash or U.S. Treasury securities as collateral in an amount at least equal to the value of the securities loaned.

For additional information regarding the investment strategies of an underlying fund, please refer to the descriptions on page 23 of this prospectus or to the prospectus of such fund.

The fund’s investment adviser and its affiliates manage other funds and accounts with similar names, investment objectives and/or strategies. Certain investment processes among such other funds and accounts and as compared to the fund may differ, depending on the applicable structures and related limitations and investment restrictions associated with a particular investment vehicle. The investment results of these funds and accounts will vary depending on a number of factors including, but not limited to, differences in investment processes, applicable fees and expenses, portfolio

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sizes, transaction costs, cash flows, currencies, taxes and portfolio holdings. For more information regarding the investment process of the fund, see the “Management and organization” section of this prospectus.

The investment adviser may consider environmental, social and governance (“ESG”) factors that, depending on the facts and circumstances, are material to the value of an issuer or instrument. ESG factors may include, but are not limited to, environmental issues (e.g., water use, emission levels, waste, environmental remediation), social issues (e.g., human capital, health and safety, changing customer behavior) or governance issues (e.g., board composition, executive compensation, shareholder dilution).

The following are principal risks associated with investing in the fund.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

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Investing in debt instruments — Through its investments in one or more proprietary ETFs, the fund will have indirect exposure to debt securities. The prices of, and the income generated by, bonds and other debt securities held by the underlying fund(s) may be affected by factors such as the interest rates, maturities and credit quality of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers of callable debt securities which may be prepaid at any time, such as mortgage- or other asset-backed securities, are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general change in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of the underlying fund’s securities could cause the value of the underlying fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying fund’s investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks.

Investing outside the United States — Securities of issuers domiciled outside the United States or with significant operations or revenues outside the United States, and securities tied economically to countries outside the United States may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased

15     Capital Group Core Balanced ETF / Prospectus

risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile or difficult to determine, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or to try to limit losses, or may be forced to sell at a loss. Depending on market conditions, reduced liquidity of fund holdings may also cause the fund’s shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the fund’s NAV.

Market trading — While the fund shares are listed for trading on an exchange, there can be no assurance that an active trading market for such shares will develop or be maintained by market makers or Authorized Participants, or that the fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. Trading in shares on the exchange may be halted due to market conditions or for reasons that, in the view of the exchange make trading in the fund shares inadvisable.

The market prices of fund shares are expected to fluctuate, in some cases materially, in response to changes in the fund’s NAV, the intraday value of the fund’s holdings, and supply and demand for the fund shares. While the creation and redemption feature of the fund is designed to make it more likely that the fund’s shares will typically trade on stock exchanges at prices close to the fund’s next calculated NAV, the existence of significant market volatility, disruptions to creations and redemptions, adverse developments impacting market makers, Authorized Participants or other market participants or potential lack of an active trading market for fund shares and/or for the holdings of the fund (including through a trading halt), among other factors, may result in the shares trading at a significant premium or discount to NAV. If you buy fund shares when the market price is at a premium or sell fund shares when the market price is at a discount, you may pay more than, or receive less than, NAV, respectively. Similarly, market volatility, disruptions to creations or redemptions, or a potential lack of an active trading market for the underlying funds’ shares may result in the fund’s shares trading significantly above (at a premium) or below (at a discount) to NAV and bid-ask spreads may widen.

Foreign securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares are listed. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the fund’s exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the fund’s exchange and the corresponding premium or discount to the fund’s NAV may widen.

When buying or selling fund shares through a broker, you may incur a brokerage commission or other charges, including the cost of the “spread” between what investors are willing to pay for fund shares (the “bid” price) and the price at which they are willing

Capital Group Core Balanced ETF / Prospectus     16

to sell fund shares (the “ask” price). The spread is wider where the fund has less trading volume and market liquidity. During times of significant market volatility or market disruption, including when trading of the fund’s holdings may be halted, the bid-ask spread may increase significantly and cause fund shares to trade at a significant discount to the fund’s NAV. These risks are exacerbated when the fund is small. Additionally, like shares of other issuers listed on a stock exchange, fund shares may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.

Authorized Participant concentration — Only Authorized Participants may engage in creation or redemption transactions directly with the fund, and none of them is obligated to do so. The fund has a limited number of institutions that may act as Authorized Participants. If Authorized Participants exit the business or are unable to or elect not to engage in creation or redemption transactions, and no other Authorized Participant engages in such function, fund shares may trade at a premium or discount to NAV and/or at wider intraday bid-ask spreads and possibly face trading halts or delisting.

Nondiversification — As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. As a result, poor performance by a single issuer could adversely affect fund performance more than if the fund were invested in a larger number of issuers. The fund’s share price can be expected to fluctuate more than might be the case if the fund were more broadly diversified.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Asset allocation — The fund’s percentage allocation to equity securities, debt securities and money market instruments and cash could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Fund structure — The fund invests in one or more proprietary underlying funds to achieve its allocation to debt securities, and incurs expenses related to the underlying fund(s). In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. Additionally, in accordance with an exemption under the 1940 Act, as amended (the "1940 Act"), the investment adviser generally considers only proprietary funds when selecting underlying investment options and allocations. This means that the fund’s investment adviser does not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund. This strategy could raise certain conflicts of interest when determining the overall asset allocation of the fund or choosing underlying investments for the fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of the fund.

Underlying fund risks — Because the fund’s allocation to debt securities consists of one or more underlying funds, the fund’s risks are directly related to the risks of the underlying

17     Capital Group Core Balanced ETF / Prospectus

fund(s). For this reason, it is important to understand the risks associated with investing in the underlying fund(s), as described below.

Each of the risks described above, other than those relating to “Investing in growth-oriented stocks,” “Investing in income-oriented stocks,” “Asset allocation,” “Fund structure” and “Underlying fund risks,” is also a principal risk associated with investing in one or more of the underlying fund(s). The following are certain additional principal risks associated with investing in the underlying fund(s).

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may cause an underlying fund to lose significantly more than its initial investment. Derivatives may be difficult to value, difficult for an underlying fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. An underlying fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. An underlying fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, an underlying fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses. Derivatives are also subject to operational risk (such as documentation issues, settlement issues and systems failures) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract).

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as residential mortgage loans, home equity loans, mortgages on commercial buildings, consumer loans and equipment leases. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to other and different risks. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and an underlying fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in an underlying fund having to reinvest the proceeds in lower yielding securities, effectively reducing an underlying fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be

Capital Group Core Balanced ETF / Prospectus     18

extended, reducing an underlying fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks, as well as additional risks associated with the assets underlying those securities.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government. U.S. government securities are subject to market risk, interest rate risk and credit risk.

Interest rate risk — The values and liquidity of the securities held by an underlying fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. An underlying fund may invest in variable and floating rate securities. When an underlying fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, an underlying fund may not be able to maintain a positive yield and, in relatively low interest rate environments, there are heightened risks associated with rising interest rates.

The following are additional risks associated with investing in the fund or the underlying fund(s) and are not principal risks associated with the fund’s investment strategies. The fund will invest in one or more of the underlying funds for which additional risks are listed below, but may not invest in all of them. Accordingly, not all of the additional risks listed below necessarily apply to each underlying fund.

Investing in inflation-linked bonds — The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

19     Capital Group Core Balanced ETF / Prospectus

Investing in inflation-linked bonds may also reduce an underlying fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to an underlying fund.

Investing in future delivery contracts — An underlying fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve an underlying fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase an underlying fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While an underlying fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions increase the turnover rate of an underlying fund.

Investing in futures contracts — In addition to the risks generally associated with investing in derivative instruments, futures contracts are subject to the creditworthiness of the clearing organizations, exchanges and futures commission merchants with which an underlying fund transacts. Additionally, although futures require only a small initial investment in the form of a deposit of initial margin, the amount of a potential loss on a futures contract could greatly exceed the initial amount invested. While futures contracts are generally liquid instruments, under certain market conditions futures may be deemed to be illiquid. For example, an underlying fund may be temporarily prohibited from closing out its position in a futures contract if intraday price change limits or limits on trading volume imposed by the applicable futures exchange are triggered. If an underlying fund is unable to close out a position on a futures contract, the fund would remain subject to the risk of adverse price movements until the fund is able to close out the futures position. The ability of an underlying fund to successfully utilize futures contracts may depend in part upon the ability of the fund’s investment adviser to accurately forecast interest rates and other economic factors and to assess and predict the impact of such economic factors on the futures in which the fund invests. If the investment adviser incorrectly forecasts economic developments or incorrectly predicts the impact of such developments on the futures in which it invests, an underlying fund could suffer losses.

Investing in swaps — Swaps, including interest rate swaps, total return swaps and credit default swap indices, or CDSI, are subject to many of the risks generally associated with investing in derivative instruments. Additionally, although swaps require no initial investment or only a small initial investment in the form of a deposit of initial margin, the amount of a potential loss on a swap could greatly exceed the initial amount invested. The use of swaps involves the risk that the investment adviser will not accurately predict anticipated changes in interest rates or other economic factors, which may result in losses to an underlying fund. If an underlying fund enters into a bilaterally negotiated swap transaction, the counterparty may fail to perform in accordance with the terms of the swap. If a counterparty defaults on its obligations under a swap, an underlying fund may lose any amount it expected to receive from the counterparty, potentially including amounts in excess of the fund’s initial investment. Certain swap transactions are subject to mandatory central clearing or may be eligible for voluntary central clearing. Although clearing interposes a central clearinghouse as the ultimate counterparty to each

Capital Group Core Balanced ETF / Prospectus     20

participant’s swap, central clearing will not eliminate (but may decrease) counterparty risk relative to uncleared bilateral swaps. Some swaps, such as CDSI, may be dependent on both the individual credit of the fund’s counterparty and on the credit of one or more issuers of any underlying assets. If an underlying fund does not correctly evaluate the creditworthiness of its counterparty and, where applicable, of issuers of any underlying reference assets, the fund’s investment in a swap may result in losses to the fund.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in more developed markets are subject. The fund or an underlying fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, more vulnerable to market manipulation, and more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating an underlying fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Portfolio turnover — The fund or an underlying fund may engage in frequent and active trading of its portfolio securities. Higher portfolio turnover may involve correspondingly greater transaction costs in the form of dealer spreads, brokerage commissions and other transaction costs on the sale of securities and on reinvestment in other securities. The sale of portfolio securities may also result in the realization of net capital gains, which are taxable when distributed to shareholders, unless the shareholder is exempt from taxation or his or her account is tax-favored. These costs and tax effects may adversely affect the fund’s returns to shareholders. The fund’s portfolio turnover rate (and that of an underlying fund) may vary from year to year, as well as within a year.

Cash transactions — The fund or an underlying fund currently expects to effect at least part of its creations and redemptions for cash rather than in-kind securities. When the fund or an underlying fund effects redemptions partly or wholly for cash, rather than in-kind, the fund may have to sell portfolio securities at inopportune times in order to obtain the cash needed to meet redemption orders. If such fund realizes gains on these

21     Capital Group Core Balanced ETF / Prospectus

sales, the fund generally will be required to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities in-kind. This strategy may cause shareholders to be subject to tax from distributions to which they would not otherwise be subject. The use of cash creations and redemptions may also cause the fund’s shares (or an underlying fund's shares) to trade in the market at wider bid-ask spreads or greater premiums or discounts to the fund’s NAV. As a result of such cash transactions, the fund or an underlying fund could incur brokerage costs which, to the extent not offset by transaction fees that are payable by an Authorized Participant, may reduce the fund’s or an underlying fund's NAV.

Exposure to country, region, industry or sector — Subject to its investment limitations, the fund or an underlying fund may have significant exposure to a particular country, region, industry or sector. Such exposure may cause the fund or an underlying fund to be more impacted by risks relating to and developments affecting the country, region, industry or sector, and thus its net asset value may be more volatile, than a fund without such levels of exposure. For example, if the fund or an underlying fund has significant exposure in a particular country, then social, economic, regulatory or other issues that negatively affect that country may have a greater impact on the fund or an underlying fund than on a fund that is more geographically diversified.

Lending of portfolio securities — Securities lending involves risks, including the risk that the loaned securities may not be returned in a timely manner or at all, which would interfere with the fund’s or an underlying fund‘s ability to vote proxies or settle transactions, and/or the risk of a counterparty default. Additionally, the fund or an underlying fund may lose money from the reinvestment of collateral received on loaned securities in investments that decline in value, default or do not perform as expected.

Large shareholder concentration — Certain shareholders, including other funds or accounts advised by the investment adviser, may from time to time own a substantial number of the fund’s or an underlying fund‘s shares. In addition, a third party investor, the fund’s investment adviser, an Authorized Participant, a lead market maker, or another entity may invest in the fund and hold its investment for a limited time solely to facilitate the commencement of the fund or the fund’s achieving a specified size or scale. If any such large shareholder sells or redeems (through an Authorized Participant) its investment and the fund fails to maintain a certain level of size or scale, the fund may be negatively impacted.

Cybersecurity breaches — The fund or an underlying fund may be subject to operational and information security risks through breaches in cybersecurity. Cybersecurity breaches can result from deliberate attacks or unintentional events, including “ransomware” attacks, the injection of computer viruses or malicious software code, the use of vulnerabilities in code to gain unauthorized access to digital information systems, networks or devices, or external attacks such as denial-of-service attacks on the investment adviser’s or an affiliate’s website that could render the fund’s or an underlying fund’s network services unavailable to intended end-users. These breaches may, among other things, lead to the unauthorized release of confidential information, misuse of the fund’s assets or sensitive information, the disruption of the fund’s or an underlying fund’s operational capacity, the inability of fund shareholders to transact business, or the destruction of such fund’s physical infrastructure, equipment or operating systems. These events could cause the fund or an underlying fund to violate applicable privacy

Capital Group Core Balanced ETF / Prospectus     22

and other laws and could subject such fund to reputational damage, additional costs associated with corrective measures and/or financial loss. The fund or an underlying fund may also be subject to additional risks if its third-party service providers, such as the fund’s investment adviser, transfer agent, custodian, administrators and other financial intermediaries (including Authorized Participants), experience similar cybersecurity breaches and potential outcomes. Cybersecurity risks may also impact issuers of securities in which the fund invests, which may cause the fund’s or an underlying fund’s investments in such issuers to lose value.

In addition to the investment strategies described above, the fund and the underlying fund(s) have other investment practices that are described in the statement of additional information, which includes a description of other risks related to the fund’s or an underlying fund's investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

Portfolio holdings When available, portfolio holdings information for the fund will be available on our website at capitalgroup.com/etf. A description of the fund’s policies and procedures regarding disclosure of information about its portfolio holdings is available in the statement of additional information.

Information regarding the underlying funds The fund will invest in one or more of the underlying funds listed below. The investment objectives and principal investment strategies of the underlying funds are summarized below. This should not be construed as an offer to purchase or sell the underlying funds. For additional and more current information regarding the underlying funds, investors should read the current prospectuses and statements of additional information of the underlying funds (all under File No. 811-23738).

23     Capital Group Core Balanced ETF / Prospectus

Capital Group Core Plus Income ETF The fund’s investment objective is to provide current income and seek maximum total return, consistent with preservation of capital.

The fund will normally invest at least 80% of its assets in bonds and other debt securities, which may be represented by derivatives. The fund may invest in a broad range of debt securities, including corporate bonds and debt and mortgage- and other asset-backed securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government.

The fund may invest in inflation-linked bonds issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Inflation-linked bonds are structured to protect against inflation by linking the bond’s principal and interest payments to an inflation index, such as the Consumer Price Index for Urban Consumers, so that principal and interest adjust to reflect changes in the index.

The fund may invest in forward currency contracts, futures contracts and swaps, which are types of derivatives. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or a market index.

The fund will invest no more than 35% of its assets in lower rated debt instruments, which are securities rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Ratings Organizations designated by the fund’s investment adviser, or in securities that are unrated but determined to be of equivalent quality by the fund’s investment adviser. Such securities are sometimes referred to as “junk bonds.” The fund may invest up to 35% of its assets in securities denominated in currencies other than the U.S. dollar and up to 35% of its assets in securities of emerging market issuers.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

The fund is nondiversified, which means it may invest a greater portion of its assets in fewer issuers than would otherwise be the case.

Capital Group U.S. Multi-Sector Income ETF The fund’s investment objective is to provide a high level of current income. Its secondary investment objective is capital appreciation.

The fund normally invests at least 80% of its assets in the securities tied economically to the United States. The fund invests primarily in bonds and other debt instruments, which may be represented by derivatives. In seeking to achieve a high level of current income, the fund invests in a broad range of debt securities across the credit spectrum. Normally, the fund will invest its assets across three primary sectors: high-yield corporate debt, investment grade corporate debt and securitized debt. The proportion of securities held by the fund within each of these credit sectors will vary with market conditions and the investment adviser’s assessment of their relative attractiveness as investment opportunities. The fund may opportunistically invest in other sectors including, but not limited to, U.S. government debt, municipal debt and non-corporate credit, in response to market conditions. The fund may invest in debt securities of any maturity or duration.

The fund may invest substantially in securities rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Ratings Organizations designated by the fund’s investment adviser, or in securities that are unrated but determined to be of equivalent quality by the fund’s investment adviser. Such securities, sometimes referred to as “junk

Capital Group Core Balanced ETF / Prospectus     24

bonds," may be in the high-yield corporate debt sector or the securitized debt sector or any sector in which the fund may invest opportunistically. The fund may also invest up to 20% of its assets tied economically to countries outside the United States.

The fund may invest in futures contracts and swaps, which are types of derivatives. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or a market index.

The fund is nondiversified, which means it may invest a greater portion of its assets in fewer issuers than would otherwise be the case.

Capital Group Short Duration Income ETF The fund’s investment objective is to provide current income, consistent with a short duration profile as described in this prospectus and with the preservation of capital.

The fund will invest primarily in bonds (bonds include any debt instrument and cash equivalents, and may be represented by derivatives). The fund maintains a portfolio of bonds, other debt securities (including asset-backed securities and other securities described below) and money market instruments consisting primarily of debt securities rated BBB– or Baa3 or better by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser. The fund’s average portfolio duration is generally expected to be less than 2 years, but may be up to 3 years.

The fund primarily invests in debt securities denominated in U.S. dollars, including securities issued and guaranteed by the U.S. government, securities of corporate issuers, mortgage-backed securities and debt securities and mortgage-backed securities issued by government sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government. In addition, the fund may invest in asset-backed securities (securities backed by assets such as auto loans, credit card receivables or other providers of credit).

The fund may invest in debt securities tied economically to countries outside the U.S. including, but not limited to, corporate debt and inflation-linked bonds issued by U.S. and non-U.S. governments, their agencies or instrumentalities. Inflation-linked bonds are structured to protect against inflation by linking the bond’s principal and interest payments to an inflation index, such as the Consumer Price Index for Urban Consumers, so that principal and interest adjust to reflect changes in the index.

The fund may also invest in futures contracts and swaps, which are types of derivatives. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or a market index.

The fund is nondiversified, which means it may invest a greater portion of its assets in fewer issuers than would otherwise be the case.

Management and organization

Investment adviser Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as the investment adviser to the fund. Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. and is located at 333 South Hope Street, Los Angeles, California 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. As compensation for these services, Capital Research and Management Company is entitled to receive a management fee

25     Capital Group Core Balanced ETF / Prospectus

from the fund of 0.33% of the fund’s average daily net assets. Please see the statement of additional information for further details. A discussion regarding the basis for approval of the fund’s Investment Advisory and Service Agreement by the fund’s board of trustees will be contained in the fund’s annual report to shareholders for the fiscal year ending December 31, 2023. Pursuant to such agreement, Capital Research and Management Company will pay for certain operating expenses of the fund, including acquired fund fees and expenses attributable to an investment in an acquired fund that is managed or advised by Capital Research and Management Company or its affiliates. Please see the statement of additional information for further details.

Capital Research and Management Company manages equity assets through three equity investment divisions and fixed income assets through its fixed income investment division, Capital Fixed Income Investors. The three equity investment divisions — Capital International Investors, Capital Research Global Investors and Capital World Investors — make investment decisions independently of one another.

The equity investment divisions may, in the future, be incorporated as wholly owned subsidiaries of Capital Research and Management Company. In that event, Capital Research and Management Company would continue to be the investment adviser, and day-to-day investment management of equity assets would continue to be carried out through one or more of these subsidiaries. Although not currently contemplated, Capital Research and Management Company could incorporate its fixed income investment division in the future and engage it to provide day-to-day investment management of fixed income assets. Capital Research and Management Company and each of the funds it advises have received an exemptive order from the U.S. Securities and Exchange Commission that allows Capital Research and Management Company to use, upon approval of the fund’s board, its management subsidiaries and affiliates to provide day-to-day investment management services to the fund, including making changes to the management subsidiaries and affiliates providing such services. The fund’s shareholders have approved this arrangement; however, there is no assurance that Capital Research and Management Company will incorporate its investment divisions or exercise any authority granted to it under the exemptive order.

Capital Group Core Balanced ETF / Prospectus     26

The Capital SystemTM Capital Research and Management Company uses a system of multiple portfolio managers in managing assets. Under this approach, the portfolio of a fund is divided into segments managed by individual managers. In addition, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio. Investment decisions for each fund and account managed by Capital Research and Management Company are subject to a fund’s objective(s), policies and restrictions of such fund or account and the oversight of the appropriate investment-related committees of Capital Research and Management Company and its investment divisions.

27     Capital Group Core Balanced ETF / Prospectus

The table below shows the investment experience and role in management of the fund for each of the fund’s primary portfolio managers.

Portfolio manager	Investment experience	Experience in this fund	Role in management of the fund
Alan N. Berro	Investment professional for 37 years in total; 32 years with Capital Research and Management Company or affiliate	Less than 1 year (since the fund’s inception (2023))	Serves as an equity portfolio manager
Emme Kozloff	Investment professional for 25 years in total; 18 years with Capital Research and Management Company or affiliate	Less than 1 year (since the fund’s inception (2023))	Serves as an equity portfolio manager
Jin Lee	Investment professional for 27 years in total; 26 years with Capital Research and Management Company or affiliate	Less than 1 year (since the fund’s inception (2023))	Serves as an equity portfolio manager
John R. Queen	Investment professional for 34 years in total; 21 years with Capital Research and Management Company or affiliate	Less than 1 year (since the fund’s inception (2023))	Serves as a fixed income portfolio manager
Justin Toner	Investment professional for 30 years in total; 22 years with Capital Research and Management Company or affiliate	Less than 1 year (since the fund’s inception (2023))	Serves as an equity/fixed income portfolio manager

Information regarding the portfolio managers’ compensation, their ownership of securities in the fund and other accounts they manage is in the statement of additional information.

The fund’s investment adviser manages the equity allocation of the fund and other funds and accounts with similar names and investment objectives using the same investment strategy. The fund’s portfolio allocated to equity is based on the portfolio of one of those similar funds or accounts (the "reference account") that is representative of the investment strategy. Investment decisions for the fund are made independently to optimize its portfolio for the number, type and weighting of portfolio holdings that the investment adviser believes is best suited for the fund while seeking to achieve its investment objective. As it relates to its equity allocation, the fund will hold fewer securities than the reference account, and securities held in common by the fund and the reference account will normally be held in different weightings. The investment adviser employs a suite of technology, including quantitative modeling and risk tools, as part of this investment process. The process is overseen by a team of associates who seek to ensure that the optimization reflects the overall investment intent of the strategy implemented by the portfolio managers. As such, investment decisions for the reference account will normally be fully implemented before they are considered as part of the fund’s investment process. The fund’s investment process regularly considers changes in

Capital Group Core Balanced ETF / Prospectus     28

the reference account’s portfolio and the fund’s portfolio due to, among other things, investment convictions, market movements and corporate actions.

Shareholder information

The fund creates or redeems its shares at NAV per share only in aggregations of a specified number of shares (“creation units”). Only an Authorized Participant may engage in creation or redemption transactions directly with the fund. The procedures for creating and redeeming fund shares, including the role of the Authorized Participant and a description of the associated fees, are described in the “Creations and redemptions” section of this prospectus.

Once created, the fund shares generally trade in the secondary market in amounts less than a creation unit. The fund shares are listed on NYSE Arca, Inc. (the “listing exchange”) for trading during the trading day. The fund shares can be bought and sold throughout the trading day like shares of other publicly traded companies. There is no minimum investment for shares of the fund. The fund’s shares trade under the ticker symbol “CGBL.”

The listing exchange is typically open for trading Monday through Friday and is closed on weekends and on the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Share prices The fund shares are generally purchased and sold in the secondary market at the market price on the listing exchange, except with respect to Authorized Participants, which may purchase and redeem shares from the fund at NAV. The market price generally differs from the fund’s daily NAV. It is affected not only by the fund’s NAV, but also by market forces such as the supply of and demand for the fund shares, the intraday value of the fund’s holdings, economic conditions and other factors. See “Premiums and discounts” section below.

Costs of buying and selling fund shares Buying or selling fund shares on an exchange or other secondary market involves two types of costs that typically apply to exchange-traded securities transactions. First, when buying or selling fund shares through a broker, you may incur a brokerage commission or other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of the fund shares. Second, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. A fund share’s spread varies over time based on the fund’s trading volume and market liquidity. The spread is generally lower if a fund has high trading volume and market liquidity, and higher if the fund has low trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The fund share’s spread may also be affected by the liquidity or illiquidity of the underlying securities held by the fund, particularly for newly launched or smaller funds, or in instances of significant market volatility or market disruption.

Beneficial ownership The Depository Trust Company (“DTC”) serves as the securities depository for shares of the fund. The fund shares are held only in book-entry form, which means that no stock certificates are issued. DTC or its nominee is the record owner of, and holds legal title to, all outstanding fund shares. Investors owning fund shares are beneficial owners as shown on the records of DTC or its participants. DTC participants

29     Capital Group Core Balanced ETF / Prospectus

include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Premiums and discounts When available, information about the difference between the daily market price of the fund shares on the exchange and the fund’s NAV for various periods can be found on the fund’s website, capitalgroup.com/etf. NAV is the price at which the fund directly issues and redeems its shares. As described in more detail below, the fund’s NAV is calculated according to the fund’s pricing and valuation policies and will fluctuate based on the value of its portfolio holdings. The market price of the fund shares, on the other hand, is generally the official closing price of the fund’s shares on an exchange, and may be at, above (at a premium) or below (at a discount) its NAV. The fund share’s market price will fluctuate with changes in its NAV, as well as market supply and demand for the fund’s shares, the intraday value of the fund’s holdings, economic conditions and other factors. You may pay more than NAV when you buy fund shares and receive less than NAV when you sell those shares, because fund shares are bought and sold at current market prices. The market price is also used to calculate market returns of the fund.

Frequent trading of fund shares The fund is designed to offer most investors an investment that can be bought and sold frequently in the secondary market without impact on the fund. In addition, frequent trading by Authorized Participants (defined below), which can purchase and redeem shares directly from the fund, is designed to enable the market price of fund shares to remain at or close to NAV. Accordingly, the fund’s board has not adopted policies and procedures designed to discourage excessive or short-term trading by these investors. The fund accommodates frequent purchases and redemptions of creation units by Authorized Participants and does not place a limit on purchases or redemptions of creation units by these investors. The fund reserves the right to reject any purchase order at any time. The fund also reserves the right to reject any redemption order in accordance with applicable law.

With respect to redemption baskets comprised of foreign common stocks, the fund may deliver such foreign common stocks more than seven (7) (but no more than fifteen (15)) calendar days after the fund’s shares are tendered for redemption as a result of local market holidays. In addition, the fund reserves the right to impose restrictions on disruptive, excessive, or short-term trading.

Determining fund net asset value The fund’s NAV is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. If the New York Stock Exchange makes a scheduled (e.g., the day after Thanksgiving) or an unscheduled close prior to 4 p.m. New York time, the fund’s NAV will be determined at approximately the time the New York Stock Exchange closes on that day. If on such a day market quotations and prices from third-party pricing services are not based as of the time of the early close of the New York Stock Exchange but are as of a later time (up to approximately 4 p.m. New York time), for example because the market remains open after the close of the New York

Capital Group Core Balanced ETF / Prospectus     30

Stock Exchange, those later market quotations and prices will be used in determining the fund’s NAV. The price at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in acceptable form in accordance with the applicable Authorized Participant Agreement, as defined in the “Creations and redemptions” section of this prospectus.

Equity securities are valued primarily on the basis of market quotations, and debt securities are valued primarily on the basis of prices from third-party pricing services. Shares of the underlying funds (which are ETFs) are valued at their most recent closing price. The fund‘s portfolio investments, and those of the underlying fund(s), are valued in accordance with procedures for making fair value determinations if market quotations or prices from third-party pricing services, as applicable, are not readily available or are not considered reliable. For example, if events occur between the close of markets outside the United States and the close of regular trading on the New York Stock Exchange that, in the opinion of the investment adviser, materially affect the value of any of the fund’s equity securities that trade principally in those international markets, those securities will be valued in accordance with fair value procedures. Similarly, fair value procedures may be employed if an issuer defaults on its debt securities and there is no market for its securities. Use of these procedures is intended to result in more appropriate net asset values and, where applicable, to reduce potential arbitrage opportunities otherwise available to short-term investors.

Because the fund and underlying fund(s) may hold securities that are listed primarily on foreign exchanges that trade on weekends or days when the fund does not price its shares, the values of securities held in the fund may change on days when you will not be able to purchase or redeem the fund shares.

Creations and redemptions Prior to trading in the secondary market, shares of the fund are “created” at NAV only in block-size creation units or multiples thereof. Creations and redemptions must be made through a firm (an “Authorized Participant”) that is a member or participant of a clearing agency registered with the SEC, and that has executed a written agreement (the “Authorized Participant Agreement”) with the fund’s distributor, American Funds Distributors, Inc. (the “distributor”), an affiliate of the investment adviser, with respect to the purchase and redemption of creation units.

A creation transaction, which is subject to acceptance by the distributor or its agents, generally takes place when an Authorized Participant deposits into the fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of the fund in exchange for a specified number of creation units. Similarly, shares can be redeemed only in creation units, generally for a designated portfolio of securities, assets or other positions (a “redemption basket”) held by the fund and an amount of cash (including any portion of such securities, assets or other positions for which cash may be substituted). The fund may, in certain circumstances, offer creation units partially or solely for cash.

Except when aggregated in one or more creation units, shares are generally not redeemable by the fund. Creation and redemption baskets may differ, and the fund may accept “custom baskets.” More information regarding custom baskets is contained in the fund’s statement of additional information. The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or

31     Capital Group Core Balanced ETF / Prospectus

redemption order is received in an acceptable form under the Authorized Participant Agreement.

Authorized Participants may create or redeem creation units for their own accounts or for their customers, including, without limitation, affiliates of the fund. In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem creation units either may not be executed according to the fund’s instructions or may not be executed at all, or the fund may not be able to place or change orders.

When engaging in in-kind transactions, the fund intends to comply with U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the fund, a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

In addition, certain affiliates of the fund and the investment adviser may purchase and resell fund shares pursuant to this prospectus.

Derivative actions The fund’s declaration of trust provides a process for the bringing of derivative actions by shareholders. Except for claims under federal securities laws, no shareholder may maintain a derivative action on behalf of the fund unless holders of at least 20% of the outstanding shares of the fund join in bringing such action. Prior to bringing a derivative action, a demand by the complaining shareholder must first be made on the trustees. Following receipt of the demand, the trustees must be afforded a reasonable amount of time to consider and investigate the demand. The trustees will be entitled to retain counsel or other advisers in considering the merits of the request and, except for claims under federal securities laws, the trustees may require an undertaking by the shareholders making such request to reimburse the fund for the expense of any such advisers in the event that the trustees determine not to bring such action.

Capital Group Core Balanced ETF / Prospectus     32

Distributions and taxes

Dividends and distributions Dividends from net investment income, if any, generally are declared and paid at least quarterly by the fund. Distributions of capital gains, if any, generally are declared and paid once a year, but the fund may make distributions on a more frequent basis. The fund reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company under the Internal Revenue Code of 1986, as amended, or to avoid imposition of income or excise taxes on undistributed income or realized gains. Dividends and other distributions on shares of the fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners of record with proceeds received from the fund.

Dividend reinvestment service If you bought your shares in the secondary market, your broker is responsible for distributing the income and capital gain distributions to you. To reinvest dividend and capital gains distributions, you must hold your fund shares at a broker that offers a reinvestment service. This can be the broker’s own service, or a service made available by a third party, such as the broker’s outside clearing firm or the DTC. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional shares of the fund purchased in the secondary market. To determine whether a reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker.

Taxes on dividends and distributions For federal tax purposes, dividends and distributions of short-term capital gains are taxable as ordinary income. If you are an individual and meet certain holding period requirements with respect to your fund shares, you may be eligible for reduced tax rates on “qualified dividend income,” if any, distributed by the fund to you. The fund’s distributions of net long-term capital gains are taxable as long-term capital gains. Any dividends or capital gain distributions you receive from the fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.

The fund currently expects to effect at least part of its creations and redemptions for cash rather than in-kind securities. Because of this, the fund may be unable to realize certain tax benefits associated with in-kind transfers of portfolio securities. Shareholders may be subject to tax on gains they would not otherwise have been subject to and/or at an earlier date than if the fund had effected redemptions wholly on an in-kind basis. If investors buy shares when the fund has realized but not yet distributed income or capital gains, they will be “buying a dividend” by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution. Any taxable distributions investors receive will normally be taxable to them when they receive them.

33     Capital Group Core Balanced ETF / Prospectus

Taxes on exchange-listed share sales Currently, any capital gain or loss realized upon a sale of the fund shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less. Capital loss realized on the sale of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. The ability to deduct capital losses may be limited.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on fund distributions and sales of shares. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the fund under all applicable tax laws.

Distribution

Distributor The distributor distributes the fund’s shares. The distributor or its agent distributes creation units for the fund on an agency basis. The distributor does not maintain a secondary market in shares of the fund. The distributor has no role in determining the policies of the fund or the securities that are purchased or sold by the fund.

Distribution and service (12b-1) fees The fund has adopted a distribution plan under Rule 12b-1 of the 1940 Act that allows the fund to pay distribution fees of .25% per year, to those who sell and distribute the fund shares and provide other services to shareholders. However, the fund board has determined not to authorize payment of a Rule 12b-1 plan fee at this time. Because these fees are paid out of the fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Other compensation to dealers The distributor pays expenses associated with meetings and other training and educational opportunities conducted by selling dealers, advisory platform providers and other intermediaries to facilitate educating financial professionals and shareholders about Capital Group ETFs.

In addition, the distributor provides compensation for, among other things, data (including fees to obtain information on financial professionals to better tailor marketing and training and education opportunities), provision of marketing materials and educational content to financial professionals, and access to financial professionals for marketing, training and education opportunities.

The distributor will, on an annual basis, determine the advisability of continuing these payments.

If investment advisers, distributors or other affiliates of ETFs pay compensation or other incentives to investment dealers in differing amounts, dealer firms and their financial professionals may have financial incentives for recommending a particular ETF over other ETFs, mutual funds or investments, creating a potential conflict of interest. You should consult with your financial professional and review carefully any disclosure by your financial professional’s firm as to the compensation received.

Capital Group Core Balanced ETF / Prospectus     34

For fund information or to request free copies of the fund’s statement of additional information, annual or semi-annual reports (“fund documents”)	(800) 421-4225 8 a.m. to 7 p.m. ET
For shareholder inquiries	Please contact your financial intermediary through whom you invest in the fund
For 24-hour fund information including fund documents	capitalgroup.com/etf
Telephone calls you have with Capital Group may be monitored or recorded for quality assurance, verification and recordkeeping purposes. By speaking to Capital Group on the telephone, you consent to such monitoring and recording.

Multiple translations This prospectus may be translated into other languages. If there is any inconsistency or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail. Liability is not limited as a result of any material misstatement or omission introduced in the translation.

Annual/Semi-annual report to shareholders The shareholder reports contain additional information about the fund, including financial statements, investment results, portfolio holdings, a discussion of market conditions and the fund’s investment strategies that affected the fund’s performance during its last fiscal year or semi-annual period, as applicable, and the independent registered public accounting firm’s report (in the annual report).

Statement of additional information (SAI) and codes of ethics The current SAI, as amended from time to time, contains more detailed information about the fund, including the fund’s financial statements, and is incorporated by reference into this prospectus. This means that the current SAI, for legal purposes, is part of this prospectus. The codes of ethics describe the personal investing policies adopted by the fund, its investment adviser and its affiliated companies.

The codes of ethics and current SAI are on file with the U.S. Securities and Exchange Commission (SEC). These and other related materials about the fund are available for review on the EDGAR database on the SEC’s website at sec.gov or, after payment of a duplicating fee, via email request to publicinfo@sec.gov. The codes of ethics, current SAI and shareholder reports are also available, free of charge, on our website, capitalgroup.com/etf.

Householding Householding is an option available to certain investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status. At any time, you may view current prospectuses and financial reports on our website.

Securities Investor Protection Corporation (SIPC) Shareholders may obtain information about SIPC® on its website at sipc.org or by calling (202) 371-8300.

ETGEPRX-314-0823P Litho in USA CGD/TM/10738 Investment Company File No. 811-23867